UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Proskauer Rose, LLP 1001 Pennsylvania Avenue, NW Suite 600 South Washington, DC 20004-2533 (202) 416-6828

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Report to Shareholders.

Q2 2024 Shareholder Letter

Fellow Stockholders:

As we were exiting Q2 2024, we started to amass a number of charts, tables and other data that continued to show what we have been discussing since mid-2022 regarding the growing disconnect between large and small capitalization stocks, the concentration of capital in a small number of large capitalization stocks, and the historically low valuations afforded to small capitalization stocks on a comparative price-to-earnings basis. Our thought was to provide another shareholder letter comprised primarily of pictures, charts and tables rather than words. Then on July 11, 2024, the public markets received data showing that inflation was slowing significantly, which led to beliefs that rate cuts were on the horizon, and the Russell 2000 Index shot up 10%. Then on August 1, 2024, jobs data came in lighter than expected, recession fears returned to the forefront, and the Russell 2000 Index declined 6%. The movement was even more pronounced for the Russell Microcap Index, which increased ~12%, followed by a decline of 7% during the same time period as the Russell 2000 Index.

While these intra-month dramatic moves can be instructive on one hand, we could care less about them on another. We believe these types of moves are driven primarily by ETFs and other diversified funds that move in and out of positions based on momentum rather than fundamentals. We could also show you data until we are blue in the face supporting this belief and why our asset class is so undervalued. Instead, what happened in July changed what we think is important to focus on for this letter…. As legendary investor Bill Ruane of the Sequoia Fund once said, "We try not to pay attention to the market, just what we own." So, instead of more market-related charts, that is what we are going to do.

The slides for our stockholder update call can be found on our website at https://ir.180degreecapital.com/financial-results. They discuss each of our holdings and the catalysts that we believe can drive value. In this letter, we want to focus on what we own from a slightly different perspective; that is, how we use constructive activism to drive value creation in what we own and our investment universe in general.

Common Ground

We believe one of the reasons management teams and boards of directors often work collaboratively and constructively with us is because we also run a public company. We can directly relate to their struggles to balance business operations with investor relations, particularly since many of these companies, similar to us, do not have the resources of larger companies. We are also not shy about providing direct feedback, good or bad, but always with the goal to help our portfolio company management teams and boards learn from such feedback for future decision making. We are also willing to roll up our sleeves and work hand-in-hand with our management teams and boards to drive outcomes as discussed in more detail below.

While a -11% move in one of any of our holdings, on limited volume without any information to support such move is maddening, it does not change our investment process or approach. Why? Because even though a stock moves one way or another on any given day, our portfolio company management teams are driving toward catalysts they believe can build value. News alert: Just because the investment world doesn't hear something from a company, does not mean there isn't progress being made, strategic initiatives being worked on, and the potential for value creating events on the horizon. This is true at 180 Degree Capital just as it is at all of our portfolio holdings. These efforts usually take longer than anyone would prefer or desire, but that does not mean they cannot or will not occur.

We are not saying that sometimes there is bad news lurking in the absence of information, but today's market and investors take no news as bad news. When coupled with material declines in stock prices, often on limited volume, investors start to make up reasons in their heads as to why such declines are harbingers for catastrophe. This cycle continues and continues without end, until news comes out, and if it is positive, then investors start to pile into a stock like lemmings. We're not arguing for a change in how the market or other investors operate, although that would be welcome. Instead, we want to make it clear, again, that we do not sit around just waiting for things to happen at our portfolio companies, hence our constructive activism.

Identified Catalysts Set Focus of Constructive Activism Efforts

All of our constructive activism efforts require the identification of catalysts that we believe can result in a material increase in value, if they occur. Catalysts can take many forms. Sometimes the simplest catalysts are making sure that investors understand how management is really thinking, rather than allowing investors to come up with their own conclusions. Here is one example from a while back where we were speaking with the management team of one of our portfolio companies:

180 Degree Capital: You know that every investor thinks that you are about to raise capital through a secondary offering, right?

Portfolio Company Management Team: Why would they think that?

180 Degree Capital: Because you haven't said otherwise, and your financial statements suggest you might need additional capital soon. So, if you do not have any intent or need to raise capital, we would recommend you make that clear to the investment world.

Portfolio Company Management Team: Thanks for that color…. We will give that suggestion some thought.

This particular management team then decided to tell investors at a conference that they have no intention to raise capital through an equity offering, nor did they believe they needed additional capital to operate their business. Its stock price doubled that day. Now, it is often not that simple to see value appreciation, but sometimes it is. Often it comes down to how updates are messaged because investors focus on parameters that management teams may or may not be familiar with, or have on top of their minds, as being important given their general, and appropriate, focus on the business itself.

Solving Capital Structure Overhangs

Often catalysts can be created by helping small and microcapitalization companies solve capital structure overhangs. These overhangs can be in the form of a toxic preferred stock instrument that continues to balloon in size due to interest being paid through the issuance of more preferred stock. Sometimes it is a simple debt or preferred security with out-of-market interest rates. Other times it is that a reasonable amount of additional capital can remove the risks of substantial further dilution in the future and/or insolvency, and a forced sale. We have written historically about our successful work with TheStreet, Inc. (TST), to remove a preferred stock overhang at a discount that enable the company to seek strategic alternatives and ultimately resulted in a positive outcome for investors and the company. In 2021, we participated in a financing for Potbelly Corporation (PBPB), that improved its balance sheet and provided the operating flexibility that has allowed PBPB to start the profitable growth phase of its development. In 2021, we helped Synchronoss Technologies, Inc. (SNCR), retire a toxic preferred stock instrument held by Siris Capital that enabled the company to sell off non-core assets and focus on its high-value cloud business.

More recently, SNCR was presented with an opportunity to retire its high-interest preferred stock as well as some of its senior notes, both at a discount to face value. The size of this opportunity was larger than we could take on ourselves, so we worked with SNCR to run a competitive process to identify sources of capital to complete this opportunistic deleveraging and of-capital reducing transaction. We believe it was a significant milestone for SNCR and were pleased to be of assistance in completing the transaction. We are now focused on a number of additional value-creating catalysts that we believe could occur in the near future including receipt of a $28 million tax refund that will enable the company to further deleverage its balance sheet and continued performance of its cloud business that we currently expect to drive meaningful free cash flow generation in 2024 and beyond.

Concentrated Ownership

Sometimes capital structure overhangs are not related to a security such as preferred stock or debt but exist because a significant portion of a company's stock is held by one or a small group of investors, particularly founders of companies. Such situations can lead to small amounts of stock being available for trading, also referred to the float of a company. Small floats make it difficult for institutional investors to take positions in companies because they will be unable to purchase meaningful positions without dramatically impacting the stock, and/or such concentration of control in one or a few individuals can make investors uneasy, particularly if such holders are no longer part of management.

In 2023, we were introduced to Mama's Creations, Inc. (MAMA), by our friends Mark Argento and Ryan Meyers at Lake Street Capital Markets. MAMA was generally off the radar of most investors given it had a market capitalization of less than $75 million, but it had just hired Adam Michaels as its new Chief Executive Officer. Adam came from a successful career at Mondelez and brought a new level of rigor and determination to MAMA that had not existed before. While we really liked the company and what Adam was doing to turn it around, a substantial portion of the ownership was held by its founder and former Chief Executive Officer who was no longer with the company. This concentrated ownership made MAMA uninvestable for us and likely a number of other investors. We encouraged MAMA and Lake Street to find a solution to this issue and offered to meaningfully participate in such a solution. The former CEO agreed to sell his stock and this deal pulled together by Lake Street closed on June 2023, we meaningfully increased our ownership , and, as we believed would be the case, when coupled with the business performance under Adam's management, MAMA's stock price has tripled off the price the stock traded at on that deal.

Using constructive activism to solve capital structure overhangs, including founder/legacy ownership concentration, is a core focus for us, and these opportunities are often more pronounced and numerous in our asset class of small and microcapitalization companies than in larger, more established companies.

Taking Our Constructive Activism to the Next Level - Board Representation

Running a public company is a complicated endeavor that requires a diverse set of skills, experience and knowledge. Small and microcapitalization management teams and boards are often comprised of very accomplished and talented individuals. That said, the challenges small and micro-capitalization companies face are frequently very different than those of large companies, and these challenges require solutions derived from sometimes creative, out-of-the-box approaches. TST faced the challenge of how to maximize the value of three completely separate businesses within one sub-scale public company. As part of the preferred takeout we participated in, we were invited to join TST's Board of Directors to help develop and execute solutions to that problem. Synacor, Inc. (SYNC) was faced with a similar issue in that it had two different businesses that were struggling to grow at a fast enough level to support remaining as an independent entity. We had been shareholders in SYNC since 2017 and developed strong relationships with its management team and board. Based on these relationships, we were invited to join its board in March 2019, and helped SYNC drive to its eventual sale in 2021. More recently, we were invited to join the board of SNCR to help drive strategic opportunities, including the opportunistic retirement of its preferred stock and a portion of its senior notes as a discount to face value.

We join boards when we believe our skillsets can add value and are complementary to those of current board members. There are times where our skillsets are not the ones that we believe are required to drive value creation. In those situations, we work with management teams and boards to find strong individuals with such skillsets. We recently worked with comScore, Inc. (SCOR), to add Matt McLaughlin to its board. Matt was Chief Operating Officer at DoubleVerify Holdings, Inc. He has forgotten more about the adtech industry than we will ever know. He also brings an intensity for driving to and achieving catalysts that we believe has been completely lacking on SCOR's board. We believe we saw the first nuggets of his contribution through SCOR reaching agreement with its preferred stockholders to forgo payment in cash of the accrued dividends, which brings the dividend rate back down to 7.5%, removes the short-term liability from SCOR's balance sheet, helps clarify any investor concern around the payment of such dividends in the near term, and allows SCOR to instead use the cash to fund development and growth. We look forward to Matt's further contributions, that we believe can be a catalyst for significant value appreciation for all stakeholders of SCOR.

More recently, we have been working behind the scenes with the management and board of Lantronix, Inc. ("LTRX") on ways to solidify the strong foundation of the company and set it up for success and significant value creation for stockholders in the future. We believe LTRX's new CEO, Saleel Awsare brings an interesting and successful background to LTRX. What we believe he needed to be in the best position for success were board members who have experience navigating the challenges unique to microcapitalization companies. Following multiple discussions, we introduced Saleel and his board to Narbeh Derhacobian, the former Chief Executive Officer and founder of our former portfolio company, Adesto Technologies, Inc., and one of Adesto's board members, Kevin Palatnik, who has significant experience as a CFO at multiple related businesses. We were pleased to see that LTRX's board saw the same value that we do in these individuals, in terms of helping Saleel and his team to have the best opportunities to achieve multiple catalysts that could lead to material increases in value for LTRX and its stockholders.

Fun fact – The number of proxy campaigns we ran to achieve the additions/changes to the boards detailed above: 0. We think this statistic is relatively unique in the world of activist investing. It is not often that investors are invited on boards, or that their nominees are accepted to join boards without the need for competitive proxy efforts. We credit this to our ability to develop strong relationships with our management teams and boards and our unwavering focus on building value for all stakeholders in businesses.

The discussion above is just a piece of our historical constructive activism. Slides on our website walk through the constructive activism we are working on with each of our current holdings. The slide below is part of our general investor deck and provides additional historical examples of our constructive activism:

Areas for Improvement of Shareholder Value Through Constructive Activism	Example Companies	Examples of 180's Constructive Activism
Investor Relations / Messaging Improvements	Adesto, Synacor, emcore, Potbelly, Quantum, Armstrong Flooring, synchronoss, comscore, Ascent, The Arena Group, Lantronix	Suggested improvements to presentations and transparency of financials, including segment reporting; facilitated introductions to analysts and potential new investors; and encouraged increase in non-deal roadshows and conference presentations.
Business / Corporate Governance / Financial Performance Improvements	Armstrong Flooring, emcore, Potbelly, comscore, The Arena Group, Adesto, Synacor, synchronoss, Enzo, iteris, Lantronix	Recommended various potential paths to improving financial performance and shareholder value via engagements with boards and managements.
Capital Structure Solutions	Turtle Beach, TheStreet Inc, The Arena Group, synchronoss, sonim	Developed structure and provided financing that resulted in simplified capital structures and expanded flexibility for business operations and exploration of strategic alternatives.
Board Representation	sonim, synchronoss, TheStreet Inc, The Arena Group, Synacor, comscore, Para Bellum, Lantronix	We and/or an individual nominated by us is elected to a board and/or obtains observer rights upon request following constructive engagement that began as a large shareholder.
Strategic Alternatives	synchronoss, Intevac, Intermolecular, Synacor, Quantum, TheStreet Inc	Actively discussed need to sell entity or portions of the entity with management and board members. For TST and SYNC, chaired strategic alternatives committee of the board that completed sales of each company.
Buybacks/Distributions	Alta Equipment Group, PDL, iteris, TheStreet Inc, PFS	Significant buyback initiated after suggestion to board; large distribution of proceeds to shareholders after sale of business units.

Inefficiency Leads to Opportunity

We are often asked why we focus on investing in very small market capitalization companies since these companies often suffer from a lack of meaningful liquidity, little to no analyst coverage and high levels of volatility even in the absence of information that might otherwise account for the moves in the stock. Those are just a few of the reasons why we invest in this asset class. It is really hard to pick individual stocks in general, but imagine trying to find opportunities that have the potential to generate returns of at least 100% in the public markets when there are a lot of eyeballs on them. Furthermore, it is generally uncommon for investors in larger companies to have the level of access we have to our management teams and boards. This access is critical to our past and potential future successful constructive activism.

While the period since November 2021 has been maddening, we are seeing the first fruits of our labors begin to emerge in this investment cycle. We believe there are substantial meaningful catalysts ahead for our portfolio companies that could lead to substantial value creation for 180 Degree Capital and our portfolio company stakeholders. We believe our constructive activism is a key differentiator and we will continue to use it to improve the chances of positive catalysts occurring that lead to this value creation. Our constructive activism was a key component of the above-market returns we generated from 2017-2021. While historical performance is not a guarantee of future success, we believe our constructive activism will be the differentiator for this next investment cycle as well. We are not naïve for how painful this period of underperformance for small cap stocks compared to a small group of large cap companies like NVIDIA has been. Both of us have significant amounts of our personal assets in TURN stock, and we too have directly been negatively impacted by the price of our stock. Just like our spectacular four-year run said nothing about the last 2 plus years, we believe this period says nothing about the next few years. We are convinced we have significant upside in value possible from where we are today, and we will continue our constructive activism to attempt to create such value from the holdings we have currently and those we hold in the future.

Lastly, I, Kevin, would like to thank everyone for their concern and well wishes since my accident a couple of weeks ago. I am fully back to work and laser focused on building value for 180 Degree Capital’s stockholders.

As always, thank you for your support.

Best Regards,

Kevin M. Rendino            Daniel B. Wolfe
Chief Executive Officer            President

Forward-Looking Statements and Disclaimers

This shareholder letter may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this press release. Please see the Company's securities filings filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. The reference and link to any websites have been provided as a convenience, and the information contained on such website is not incorporated by reference into this shareholder letter. 180 Degree Capital Corp. is not responsible for the contents of third-party websites. The information discussed above is solely the opinion of 180 Degree Capital Corp. Any discussion of past performance is not an indication of future results. Investing in financial markets involves a substantial degree of risk. Investors must be able to withstand a total loss of their investment. The information herein is believed to be reliable and has been obtained from sources believed to be reliable, but no representation or warranty is made, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of the information and opinions.

Investment Results Assuming an Initial Investment of $10,000 at the
Inception of 180 Degree Capital Corp. Versus The Russell Microcap Index
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
12/30/16
3/30/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
TURN
Russell Microcap Index

Source: Bloomberg
Note: The graph above assumes the reinvestment of dividend and capital gain distributions, if and, and does not reflect the deduction of taxes that a shareholder would pay, as applicable, on distributions or the redemption of stock by 180 Degree Capital Corp. Past performance does not guarantee future results.

Investment Objective

Our investment objective is to generate capital appreciation and current income from investments and investment-related activities such as managed funds and accounts.

Investment Strategy

Our investment strategy on future new investments is focused on generating capital appreciation and current income from investments in what we believe are deeply undervalued, small publicly traded companies where we believe we can positively impact the business and valuation through constructive activism. Historically, our investment strategy was to achieve long-term capital appreciation investing in venture capital investments. While we continue to provide such resources to our existing legacy portfolio companies, we no longer make venture capital investments. We classify our legacy portfolio companies as Legacy Privately Held Equity and Equity-Related Securities.

We believe we combine new perspectives with the historical knowledge and experience of managing the current portfolio. Our investment approach is comprised of a patient examination of available opportunities through due diligence and close involvement with management of our portfolio companies. We invest our capital directly into portfolio companies or through purchases of securities of publicly traded companies directly and through open-market purchases. We may seek to invest our capital alongside capital from other investors through that we control.

We have discretion in the investment of our capital to achieve our objectives by investing in various types of assets, and we do not currently limit our investments to any security type. Our investments may include, among other asset types: equity, equity-related securities (including warrants and options) and debt with equity features from either private or public issuers; debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; foreign securities; and miscellaneous investments.

Investment Policies

Fundamental policies may not be changed without the approval of the holders of a majority of our voting securities, as defined in the 1940 Act. As a matter of fundamental policy, the Company will not:

(1) Issue senior securities, borrow money from banks, brokers or other lenders, or engage in transactions involving the issuance by us of "senior securities" representing indebtedness, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

(2) Underwrite securities of other issuers, except insofar as we may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of our portfolio securities. We may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

(3) Invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(4) Purchase or sell real estate or interests in real estate (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (b) own the securities of companies that are in the business of buying, selling or developing real estate).

(5) Purchase or sell commodities or commodity contracts, but we may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

(6) Make loans of money or securities to other persons, except through purchasing fixed-income securities or other debt instruments, lending portfolio securities or entering into repurchase agreements in a manner consistent with our investment policies. With respect to these investment restrictions, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of our total assets, unless otherwise stated or required by law, will not constitute a violation of the restriction or policy.

Valuation Risk

We historically invested in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded and public company-related securities account for approximately 99 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes and/or we may own a significant portion of a company's outstanding stock, which may restrict our ability to sell our positions in an orderly fashion and prices at which sales can be made may be volatile and materially different than the closing prices of such positions at each financial statement date. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies complete public offerings and/or if we invest in unregistered securities of public companies. Many of our legacy privately held and publicly traded companies tend to not have attained profitability, and many of these companies also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 2 percent of our portfolio was fair valued and comprised of securities of legacy privately held companies and rights to potential future milestone payments, as well as our warrants of Potbelly Corporation and options of Synchronoss Technologies, Inc. (Level 3 investments) which are securities of publicly traded companies. Because there is typically no public or readily ascertainable market for our securities of our legacy privately held companies, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Additionally, inputs may become available after a financial statement date that could result in a material change in value at a future financial statement date from the value reported in the current financial statements. Any changes in valuation are recorded in the Company's Consolidated Statement of Operations as "Change in unrealized appreciation (depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries at the time of each investment, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of June 30, 2024, our largest 10 investments by value accounted for approximately 90 percent of the value of our investment portfolio. Our largest three investments, by value, Potbelly Corporation, Synchronoss Technologies, Inc., and comScore, Inc., accounted for approximately 20 percent, 17 percent and 12 percent, respectively, of our investment portfolio at June 30, 2024. Potbelly Corporation, Synchronoss Technologies, Inc. and comScore, Inc. are publicly traded companies.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates.

Foreign Currency Risk

We may from time to time invest in securities that are denominated in foreign currencies. As of June 30, 2024, our investments were not subject to foreign currency risk as they were all denominated in U.S. dollars.

Changes in Investment Objective, Investment Policies, Principal Risks or Persons Responsible for Day-to-Day Management of the Company's Investment Portfolio

Since our last annual report to shareholders, there have been no changes in our investment objective, investment policies, principal risks or persons responsible for day-to-day management of our investment portfolio through June 30, 2024.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2024
ASSETS
Investments in securities and other financial instruments, at value:
Unaffiliated publicly traded equity and equity-related securities (cost: $42,044,788)	$22,139,028
Unaffiliated legacy privately held equity and equity-related securities (cost: $108,258)	115,091
Non-controlled affiliated publicly traded equity and equity-related securities (cost: $32,192,781)	22,892,575
Non-controlled affiliated legacy privately held equity and equity-related securities (cost: $6,496,930)	185,974
Non-controlled affiliated derivative securities (cost: $224,849)	296,038
Unaffiliated rights to payments (cost: $0)	69,459
Unaffiliated money market fund securities (cost: $131,228)	131,228
Prepaid expenses	116,814
Lease asset	17,979
Other assets	12,575
Total assets	$45,976,761
LIABILITIES & NET ASSETS

Post-retirement plan liabilities	$611,139
Accounts payable and accrued liabilities	305,243
Lease obligation	17,979
Total liabilities	$934,361
Commitments and contingencies (Note 10)
Net assets	$45,042,400
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0
Common stock, $0.03 par value, 15,000,000 shares authorized; 11,541,079 issued	334,594
Additional paid in capital	105,597,715
Total accumulated distributable loss	(54,628,986)
Treasury stock, at cost 1,540,938 shares	(6,260,923)
Net assets	$45,042,400
Shares outstanding	10,000,141
Net asset value per outstanding share	$4.50

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2024
Income:
Board fees from portfolio companies - cash	$32,500
Board fees from portfolio companies - non-cash	77,040
Interest-Unaffiliated money market fund securities	14,011
Total income	123,551
Operating fees and expenses:
Salaries, bonus and benefits	1,148,315
Professional	344,933
Administration and operations	188,417
Directors	116,250
Insurance	100,620
Software	99,205
Rent	19,299
Custody	15,962
Other	3,694
Total operating expenses	2,036,695
Net investment loss before income tax expense	(1,913,144)
Income tax expense	199
Net investment loss	(1,913,343)
Net realized gain (loss) from investments:
Unaffiliated publicly traded equity and equity-related securities	476,241
Unaffiliated legacy privately held equity and equity-related securities	(710,161)
Non-controlled affiliated publicly traded equity and equity-related securities	2,516,053
Unaffiliated rights to payments	161,513
Net realized gain from investments	2,443,646
Change in unrealized (depreciation) appreciation on investments:
Unaffiliated publicly traded equity and equity-related securities	(3,219,786)
Unaffiliated legacy privately held equity and equity-related securities	655,679
Non-controlled affiliated publicly traded equity and equity-related securities	(2,989,357)
Non-controlled affiliated legacy privately held equity and equity-related securities	(15,465)
Unaffiliated rights to payments	(137,134)
Net change in unrealized depreciation on investments	(5,706,063)
Net realized gain and change in unrealized depreciation on investments	(3,262,417)
Net decrease in net assets resulting from operations	$(5,175,760)
The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Six Months Ended June 30, 2024
Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(5,175,760)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain	(2,443,646)
Net change in unrealized depreciation on investments	5,706,063
Board fees from portfolio companies - non-cash	(77,040)
Depreciation of fixed assets	3,294
Purchase of unaffiliated publicly traded equity and equity-related securities	(8,834,230)
Purchase of non-controlled affiliated publicly traded equity and equity-related securities	(2,257,643)
Purchase of unaffiliated money market fund securities, net	(34,783)
Proceeds from sale of unaffiliated publicly traded equity and equity-related securities	7,616,591
Proceeds from sale of unaffiliated legacy privately held equity and equity-related securities	114,054
Proceeds from sale of non-controlled affiliated publicly traded and equity-related securities	3,688,567
Distribution from unaffiliated rights to payments	1,311,311

Changes in assets and liabilities:
Decrease in prepaid expenses	101,275
Decrease in other assets	109
Decrease in post-retirement plan liabilities	(16,147)
Increase in accounts payable and accrued liabilities	15,818
Net cash used in operating activities	(282,167)
Net decrease in cash	(282,167)
Cash at beginning of the period	282,167
Cash at end of the period*	$0
Supplemental disclosures of cash flow information:
Income taxes paid	$199

* The Company had $131,228 held in money market securities as of June 30, 2024, that is not treated as cash or a cash equivalent for reporting purposes.
The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2024	Year Ended December 31, 2023
	UNAUDITED	AUDITED
Changes in net assets from operations:
Net investment loss	$(1,913,343)	$(3,711,441)
Net realized gain (loss)	2,443,646	(5,695,394)
Net change in unrealized depreciation on investments	(5,706,063)	(4,264,756)
Net decrease in net assets resulting from operations	(5,175,760)	(13,671,591)

Changes in net assets from capital stock transactions:
Treasury stock purchase	0	(1,655,398)
Net decrease in net assets resulting from capital stock transactions	0	(1,655,398)
Net decrease in net assets	(5,175,760)	(15,326,989)
Net Assets:
Beginning of the period/year	50,218,160	65,545,149
End of the period/year	$45,042,400	$50,218,160

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED FINANCIAL HIGHLIGHTS

	Six Months Ended Jun. 30, 2024	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022		Year Ended Dec. 31, 2021		Year Ended Dec. 31 2020#		Year Ended Dec. 31 2019#
	(UNAUDITED)	AUDITED	AUDITED		AUDITED		AUDITED		AUDITED
Per Share Operating Performance:
Net asset value per share, beginning of the period/year	$5.02	$6.32	$10.66		$9.28		$9.18		$7.92
Net investment loss*	(0.19)	(0.38)	(0.25)		(0.33)		(0.05)		(0.48)
Net realized (loss) gain*	0.25	(0.56)	0.21		0.20		(0.11)		0.93
Net change in unrealized (depreciation) appreciation on investments and options*[1]	(0.58)	(0.42)	(4.30)		1.51		0.26		0.81
Total from investment operations*	(0.52)	(1.36)	(4.34)		1.38		0.10		1.26

Net increase as a result of purchase of treasury stock	0.00	0.06	0.00		0.00		0.00		0.00
Net (decrease) increase in net asset value	(0.52)	(1.30)	(4.34)		1.38		0.10		1.26
Net asset value per share, end of the period/year	$4.50	$5.02	$6.32		$10.66		$9.28		$9.18

Stock price per share, end of the period/year	$3.79	$4.10	$5.28		$7.35		$6.66		$6.45
Total return based on stock price	(7.56)%	(22.35)%	(28.16)%		10.36%		3.26%		22.86%
Supplemental Data:
Net assets, end of the period/year	$45,042,400	$50,218,160	$65,545,149		$110,575,952		$96,317,794		$95,213,659
Ratio of expenses to average net assets	4.16%	6.39%	3.20%	^	5.87%	^	4.61%	^	6.42%	^
Ratio of net investment loss to average net assets	(3.91)%	(6.30)%	(2.88)%		(3.26)%		(0.59)%		(5.42)%
Portfolio turnover	22.41%	31.56%	30.95%		44.46%		35.16%		30.17%
Number of shares outstanding, end of the period/year	10,000,141	10,000,141	10,373,820		10,373,820		10,373,820		10,373,820

# Reflect a 1-for-3 reverse stock split that became effective on January 4, 2021.
* Based on average shares outstanding.
^ The Company has entered into an expense offsetting arrangement with one of its unaffiliated brokers relating to broker fees paid. The total broker fee charged to the Company was applied as a credit to fees charged by an affiliate of the unaffiliated broker who the Company subscribes to for data services billed during the year. The Company received an offset to expense totaling approximately $20,600, $84,800, $31,900, and $15,700, with that broker for the years ended December 31, 2022-2019, respectively.

1 Net unrealized losses include rounding adjustments to reconcile change in net asset value per share.

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2024 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
49.7% of net assets at value

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
49.1% of net assets at value

Arena Group Holdings, Inc. (3)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Common Stock	(L1)		991,192	$9,806,339	$763,218

Ascent Industries Co. (3)		Steel
Manufactures metals and chemicals
Common Stock	(L1)		357,155	3,773,895	3,485,833

Aviat Networks, Inc. (3)		Communications Equipment
Provides solutions to wireless and private network operators
Common Stock	(L1)		62,104	1,903,810	1,781,764

Brightcove, Inc. (3)		Internet Services & Infrastructure
Provides video hosting and publishing services
Common Stock	(L1)		1,361,366	3,495,997	3,226,437

Commercial Vehicle Group, Inc. (3)		Construction Machinery & Heavy Trucks
Supplier of vehicle components
Common Stock	(L1)		432,523	2,407,730	2,119,363

D-Wave Quantum, Inc. (3)(4)		Technology Hardware, Storage & Peripherals
Develops high-performance quantum computing systems
Common Stock	(L1)		650,000	882,442	741,000

Hudson Technologies, Inc. (3)		Trading Companies & Distributors
Provides solutions for chiller and refrigeration systems
Common Stock	(L1)		69,708	639,950	612,733

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2024 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
49.7% of net assets at value (cont.)

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
49.1% of net assets at value (cont.)

Intevac, Inc. (3)		Technology Hardware, Storage & Peripherals
Develops solutions for the application and engineering of thin-films
Common Stock	(L1)		914,217	$4,232,706	$3,528,878

Lantronix, Inc. (3)		Communications Equipment
Provides secure data access and management solutions
Common Stock	(L1)		693,291	2,749,784	2,461,183

Quantum Corporation (3)		Technology Hardware, Storage & Peripherals
Provides high-density data storage and high-speed data processing solutions
Common Stock	(L1)		4,467,199	9,291,808	1,827,531

RF Industries, Ltd. (3)		Electronic Manufacturing Services
Provides products that enable wired and wireless communications
Common Stock	(L1)		455,899	2,860,327	1,591,088

Total Unaffiliated Publicly Traded Equity and Equity-Related Securities (cost: $42,044,788)					$22,139,028

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
49.7% of net assets at value (cont.)

Unaffiliated Money Market Fund Securities -
0.3% of net assets at value

JPMorgan 100% U.S. Treasury Securities Money Market Fund - Capital
Common Stock (Yield 5.17%)	(L1)		131,228	$131,228	$131,228

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2024 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Total Unaffiliated Money Market Fund Securities (cost: $131,228)					$131,228

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
49.7% of net assets at value (cont.)

Unaffiliated Legacy Privately Held Equity and Equity-Related Securities -
0.3% of net assets at value

AutoTech Ventures Management I, LLC (3)(5)(6)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	$0	$100,000

Ravenna Pharmaceuticals, Inc. (3)(5)(7)(8)(9)		Pharmaceuticals
Holding company for intellectual property in oncology therapeutics
Common Stock (acquired 5/14/20-8/26/21)	(M) (L3)		2,785,274	108,258	15,091

Total Unaffiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $108,258)					$115,091

Total Investments in Unaffiliated Equity and Equity-Related Securities (cost: $42,284,274)					$22,385,347

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
51.2% of net assets at value

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities -
50.8% of net assets at value

comScore, Inc. (3)(10)		Advertising
Provides technology and services that measure audiences, brands and consumer behavior
Common Stock	(L1)		400,135	$13,365,642	$5,677,916

Potbelly Corporation (3)(10)		Restaurants
Operates a chain of sandwich shops
Common Stock	(L1)		1,142,574	5,816,897	9,174,869

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2024 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
51.2% of net assets at value (cont.)

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities -
50.8% of net assets at value (cont.)

Synchronoss Technologies, Inc. (3)(10)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Common Stock	(L1)		854,788	$12,933,202	$7,949,528
Common Stock-Restricted (5)(11)	(M) (L2)		12,000	77,040	90,262
				13,010,242	8,039,790

Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (cost: $32,192,781)					$22,892,575

Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities -
0.4% of net assets at value

EchoPixel, Inc. (3)(5)(7)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$102,182
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	36,382
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	47,410
				2,100,000	185,974

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2024 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
51.2% of net assets at value (cont.)

Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities -
0.4% of net assets at value (cont.)

HALE.life Corporation (3)(5)(7)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				4,396,930	0

Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $6,496,930)					$185,974

Total Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (cost: $38,689,711)					$23,078,549

Total Investments in Publicly Traded Equity and Equity-Related Securities, Money Market Funds, and Legacy Privately Held Equity and Equity-Related Securities (cost: $80,973,985)					$45,463,896

Derivative Securities -
0.7% of net assets at value

Non-Controlled Affiliated Derivative Securities (2) -
0.7% of net assets at value

Potbelly Corporation (3)(10)		Restaurants
Operates a chain of sandwich shops
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$276,179

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2024 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Derivative Securities -
0.7% of net assets at value (cont.)

Non-Controlled Affiliated Derivative Securities (2) -
0.7% of net assets at value (cont.)

Synchronoss Technologies, Inc. (3)(5)(10)(11)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Stock Options for Common Stock Expiring 12/4/30 (acquired 12/4/23)	(I) (L3)		3,334	$0	$19,859

Total Non-Controlled Affiliated Derivative Securities (cost: $224,849)					$296,038

Total Derivative Securities (cost: $224,849)					$296,038

Total Investments (cost: $81,198,834)					$45,759,934

Other Financial Instruments (12) -

Unaffiliated Rights to Payments (Illiquid) (2) -
0.2% of net assets at value

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc. (acquired 4/1/22) (3)(5)(7)(13)	(I) (L3)	Pharmaceuticals	$0	$0	$69,459

Total Unaffiliated Rights to Payments (cost: $0)					$69,459

Total Investments in Publicly Traded and Privately Held Equity, Money Market Fund and Equity-Related Securities, Derivative Securities and Other Financial Instruments (cost: $81,198,834)					$45,829,393

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2024
(UNAUDITED)
Notes to Consolidated Schedule of Investments

(1)See Note 2. Summary of Significant Accounting Policies: Portfolio Investment Valuations.
(2)Investments in unaffiliated securities consist of investments in which the Company owns less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated securities consist of investments in which the Company owns five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where the Company controls one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated securities consist of investments in which the Company owns 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(4)D-Wave Quantum Inc., ("QBTS") was formed through the merger of D-Wave Systems, Inc., and DPCM Capital, Inc., a special purpose acquisition company (SPAC). D-Wave Systems, Inc. was a legacy private portfolio holding of the Company. The Company initially invested in D-Wave Systems, Inc. starting in 2008 and through 2014, acquiring various classes of preferred stock.
(5)The Company is subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $480,645, or 1.1 percent of net assets.
(6)The Company received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(7)These securities are held by the Company's wholly owned subsidiary, 180 Degree Private Holdings, LLC ("180PH"), which were transferred from the Company to 180PH in the fourth quarter of 2020. The acquisition dates of the securities reflect the dates such securities were obtained by the Company rather than the transfer date.
(8)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(9)The Company received shares of Ravenna Pharmaceuticals, Inc., as part of the consideration of the acquisition of Petra Pharma Corporation.
(10)The Company is the Investment Manager of separately managed accounts ("SMAs") that owns shares of these portfolio companies. Under our investment management agreement for the SMAs, the Company has the right to control the votes of the securities held by the SMAs. The Company has voting ownership between 5 percent and 25 percent in these companies directly or when the shares held by us and our SMAs are aggregated.
(11)These restricted shares of common stock and stock options for the purchase of common stock were granted to Kevin Rendino in connection with his service as a member of the Board of Directors of Synchronoss Technologies, Inc. Mr. Rendino entered into an assignment and assumption agreement with the Company that transfers all beneficial and voting interest to the Company.
(12)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2024
(UNAUDITED)

(13)If all the remaining milestones are met, the Company would receive approximately $2.7 million. There can be no assurance as to how much of the remaining approximately $2.7 million in potential milestone-based payments will ultimately be realized or when they will be realized, if at all.
The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1. THE COMPANY

180 Degree Capital Corp. (including its wholly owned subsidiaries, the "Company," "us," "our" and "we"), withdrew its election to be treated as a business development company on March 30, 2017, and subsequently returned to its prior status as a registered non-diversified closed-end management investment company ("Closed-End Fund" or "CEF") under the Investment Company Act of 1940 (the "1940 Act"). We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations. As of May 22, 2020, we are also registered with the Securities and Exchange Commission as a Registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

180 Degree Private Holdings, LLC ("180PH"), is a wholly owned limited liability company that was created in October 2020 to hold certain of the Company's securities of privately held companies. 180PH was consolidated for financial reporting purposes and is a disregarded entity for tax purposes under the Internal Revenue Code ("Code").

180 Degree Capital BD, LLC ("180BD") was a 100 percent owned subsidiary of the Company that was sold to an unrelated buyer and the transaction closed in February 2023. 180BD was registered by the Company as a broker-dealer with the Financial Industry Regulatory Authority ("FINRA") that was formed to provide services to the Company related to fundraising for co-investment funds and not for investment returns. Historically, the Company consolidated 180BD for financial reporting purposes.

The Company is the Managing Member of 180 Degree Capital Management, LLC ("180CM"), a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in individual publicly traded portfolio companies. As of June 30, 2024, the Company has no capital under management in 180CM.

As of June 30, 2024, the Company manages approximately $6.3 million in net assets in two separately managed accounts ("SMA").

The Company may, in certain cases, receive management fees and carried interest on profits generated on invested capital from any capital under management if and when capital is raised and if and when profits are realized, respectively. The Company does not consolidate the operations of any capital managed in separate series of 180CM, or in the separately managed accounts.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the US ("GAAP") and Articles 6 and 12 of Regulation S-X of the Securities Exchange Commission ("SEC") and include the accounts of the Company and its wholly owned subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X under 17 C.F.R. Part 210, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Prior to February 2023, our wholly owned subsidiary, 180BD, was a controlled operating company that provided services to us and was, therefore, consolidated. 180PH is a controlled operating company that provide services to us and is, therefore, consolidated. All significant intercompany accounts and transactions were eliminated in the consolidated financial statements.

Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors, pursuant with SEC Rule 2a-5. The Valuation Committee receives information and recommendations from management. The Company may from time to time use an independent valuation firm to review select portfolio company valuations on an as needed basis. The independent valuation firm, when engaged by the Company, does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

As of June 30, 2024, our financial statements include investments fair valued by the Board of Directors of $756,824. The fair values were determined in good faith by, or under the direction of, the Board of Directors. The fair value amount includes the values of our investments in legacy privately held companies and rights to future milestone payments, as well as our warrants for the purchase of common stock of Potbelly Corporation, our options for the purchase of common stock of Synchronoss Technologies, Inc., and our restricted common stock of Synchronoss Technologies, Inc.

Cash. Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Unaffiliated Rights to Payments. At June 30, 2024, the outstanding potential milestone and time-based payments from the acquisition of TARA Biosystems, Inc., by Valo Health, LLC were valued at $69,459. The milestone payments are valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory milestones. There can be no assurance as to how much of the amounts related to milestone payments that we will ultimately realize or when they will be realized, if at all. The time-based payments are valued using a discount for time-value of money that includes estimated default risk of the acquirer.

Prepaid Expenses. We include prepaid insurance premiums in "Prepaid expenses." Prepaid insurance premiums are recognized over the term of the insurance contract and are included in "Insurance" in the Company's Consolidated Statement of Operations.

Property and Equipment. Property and equipment are included in "Other assets" and are carried at $5,996 at June 30, 2024, representing cost of $229,818, less accumulated depreciation of $223,822. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, and three years for computer equipment.

Post-Retirement Plan Liabilities. Until it was terminated on April 27, 2017, the Company provided a Retiree Medical Benefit Plan for employees who met certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic post-retirement benefit cost includes service cost and interest cost on the accumulated post-retirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost, pursuant to the Company's historical accounting policy in "Salaries, bonus and benefits" in the Company's Consolidated Statement of Operations. The impact of plan amendments was amortized over the employee's average service period as a reduction of net periodic benefit cost. Unamortized prior service cost was fully amortized during 2017 as a result of the termination of the Retiree Medical Benefit Plan.

Interest Income Recognition. Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Write-offs are netted in interest income. Securities are deemed to be non-income producing if investments have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months. When the fair value of a security that includes PIK interest is less than the accrued interest, the Company may place the security on non-accrued status.

Board Fees From Portfolio Companies. The Company recognizes revenues from board fees as those services are provided.
Management Fees and Performance Fees/Carried Interest from Managed Funds. As a Registered Investment Adviser under the Advisers Act, the Company may be entitled to receive management fees and performance fees from clients including separately managed accounts (SMAs) and special purpose vehicles (SPVs). When applicable, the Company accrues management fees on SPVs that are to be paid upon liquidation of the entity regardless of performance. Performance fees or carried interest, if any, is paid annually by SMAs based on a fixed percentage of the increase in net assets during the year. Performance fees on SPVs, if any, are generally paid based on the amount of increase in net assets at the time of any distribution of capital above the amount of initial invested capital plus accrued expenses. The timing and payment terms of management fees and performance fees for future client accounts may be different than those of our current SMAs.

The Company does not include accruals for carried interest in the consolidated financial statements until such carried interest is received and/or the Company concludes that it is probable that a reversal of any accrual will not occur. The Company did not earn or accrue any carried interest in the period ended June 30, 2024.

Other Income. The Company may purchase restricted securities issued by publicly traded companies that include provisions that provide for payment of partial liquidated damages in the event the issuer does not meet obligations specified in the purchase agreement or other ancillary documents associated with the transaction. These obligations most commonly are associated with the filing of registration statements and/or being up to date with the filing of the issuer's financial statements with the SEC.

Put and Call Options. The Company may purchase options on publicly traded securities as an investment and/or with the intention of limiting its downside risk. When the Company purchases an option, an amount equal to the premium paid is recorded in the Consolidated Statement of Assets and Liabilities as an investment. The Company may also purchase an option at one price and write/sell an option at another price in a simultaneous transaction referred to as a spread. The amount of these assets is subsequently marked-to-market to reflect the current value of the options. In the event that the options are exercised, the Company would be required to deliver those shares to the counterparty. When the options expire unexercised, the Company realizes a loss on the premium paid, or the difference between the premium paid and the premium received, as applicable.

Rent Expense. The Company currently leases and runs daily operations in approximately 1,250 square feet of office space in Montclair, New Jersey. Prior to November 17, 2021, the Company leased this space on a month-to-month basis at a base rent of approximately $26 per square foot per year. On November 17, 2021, the Company entered into a three-year lease extension that set the average base rent beginning January 1, 2022, at approximately $30 per square foot over the term of the extension. Either the Company or the landlord may terminate the lease at any time with two months' written notice to either party. As of June 30, 2024, the present value of the future lease payments (lease liability) is recorded as an asset and a liability in the Company's Consolidated Statement of Assets and Liabilities. The amount is calculated using weighted average discount rate of 1.32 percent and weighted based on the terms of the the lease agreement. As of June 30, 2024, the remaining commitment on the lease is less than $20,000.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gain or loss on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes. As discussed in Note 9. Income Taxes, the Company did not qualify as a regulated investment company ("RIC") under Subchapter M of the Code in 2023, and will therefore be taxed as a C-Corporation in 2023. As of June 30, 2024, the Company did not qualify as a RIC, and will therefore be taxed as a C-Corporation in 2024.The Company did not accrue for any income taxes as of June 30, 2024 as it did not generate ordinary income. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company also has operating loss carryforwards that can be used to offset operating income and net realized capital gains in years when it fails to qualify as a RIC. The Company recognizes interest and penalties in income tax expense. See Note 9. Income Taxes for further discussion.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. If Company has assets denominated in foreign currencies, it does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statement of Operations.

Securities Transactions. Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs the obligation to pay for the securities purchased or to deliver the securities sold.

Concentration of Credit Risk. The Company places its cash with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation's insured limit and is subject to the credit risk of such institutions to the extent it exceeds such limit.

Recent Accounting Pronouncements and Adoptions. On March 29, 2024, the Financial Accounting Standards Board ("FASB") issued ASU 2024-02, which removes references to the Board’s concepts statements from the FASB Accounting Standards Codification (the “Codification” or ASC). The ASU is part of the Board’s standing project to make Codification updates for technical corrections such as conforming amendments, clarifications to guidance, simplifications to wording or the structure of guidance, and other minor improvements. The guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2024, and early adoption is permitted. This ASU is not expected to have a material impact on the Company's consolidated financial statements.

On December 14, 2023, the FASB issued ASU 2023-09, "Income Taxes (Topic 740): Improvements to Income Tax Disclosures". This ASU requires additional disaggregation of the reconciliation between the statutory and effective tax rate for an entity and of income taxes paid, both of which are disclosures required by current GAAP. The amendments improve the transparency of income tax disclosures by requiring (1) consistent categories and greater disaggregation of information in the rate reconciliation and (2) income taxes paid disaggregated by jurisdiction. The guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2024, and early adoption is permitted. This ASU is not expected to have a material impact on the Company's consolidated financial statements as the Company does not have tax liabilities in foreign jurisdictions.

On October 9, 2023, the FASB issued ASU 2023-06, "Disclosure Improvements: Codification Amendments in Response to the SEC's Disclosure Update and Simplification Initiative." This ASU amends the disclosure or presentation requirements related to various subtopics in the FASB Accounting Standards Codification (the “Codification”). This ASU was issued in response to the SEC’s August 2018 Final Rule 2 that updated and simplified disclosure requirements that the SEC believed were “redundant, duplicative, overlapping, outdated, or superseded.” The effective date for each amendment will be the date on which the SEC’s removal of that related disclosure requirement from Regulation S-X or Regulation S-K becomes effective, with early adoption prohibited. The new guidance is intended to align GAAP requirements with those of the SEC and to facilitate the application of GAAP for all entities. This ASU is not expected to have a material impact on the Company's consolidated financial statements.

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

Our business activities contain elements of risk. We consider the principal types of market risk to be valuation risk, diversification risk, interest rate risk and foreign currency risk. Although we are risk-seeking rather than risk-averse in our investments, we consider the management of risk to be essential to our business.

Investment Objective

Our investment objective is to generate capital appreciation and current income from investments and investment-related activities such as managed funds and accounts.

Investment Strategy

Our investment strategy on future new investments is focused on generating capital appreciation and current income from investments in what we believe are deeply undervalued, small publicly traded companies where we believe we can positively impact the business and valuation through constructive activism. Historically, our investment strategy was to achieve long-term capital appreciation investing in venture capital investments. While we continue to provide such resources to our existing legacy portfolio companies, we no longer make venture capital investments. We classify our legacy portfolio companies as Legacy Privately Held Equity and Equity-Related Securities.

We believe we combine new perspectives with the historical knowledge and experience of managing the current portfolio. Our investment approach is comprised of a patient examination of available opportunities through due diligence and close involvement with management of our portfolio companies. We invest our capital directly into portfolio companies or through purchases of securities of publicly traded companies directly and through open-market purchases. We may seek to invest our capital alongside capital from other investors through that we control.

We have discretion in the investment of our capital to achieve our objectives by investing in various types of assets, and we do not currently limit our investments to any security type. Our investments may include, among other asset types: equity, equity-related securities (including warrants and options) and debt with equity features from either private or public issuers; debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; foreign securities; and miscellaneous investments.

Investment Policies

Fundamental policies may not be changed without the approval of the holders of a majority of our voting securities, as defined in the 1940 Act. As a matter of fundamental policy, the Company will not:

(1) Issue senior securities, borrow money from banks, brokers or other lenders, or engage in transactions involving the issuance by us of "senior securities" representing indebtedness, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

(2) Underwrite securities of other issuers, except insofar as we may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of our portfolio securities. We may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

(3) Invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(4) Purchase or sell real estate or interests in real estate (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (b) own the securities of companies that are in the business of buying, selling or developing real estate).

(5) Purchase or sell commodities or commodity contracts, but we may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

(6) Make loans of money or securities to other persons, except through purchasing fixed-income securities or other debt instruments, lending portfolio securities or entering into repurchase agreements in a manner consistent with our investment policies. With respect to these investment restrictions, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of our total assets, unless otherwise stated or required by law, will not constitute a violation of the restriction or policy.

Valuation Risk

We historically invested in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded and public company-related securities account for approximately 99 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes and/or we may own a significant portion of a company's outstanding stock, which may restrict our ability to sell our positions in an orderly fashion and prices at which sales can be made may be volatile and materially different than the closing prices of such positions at each financial statement date. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies complete public offerings and/or if we invest in unregistered securities of public companies. Many of our legacy privately held and publicly traded companies tend to not have attained profitability, and many of these companies also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 2 percent of our portfolio was fair valued and comprised of securities of legacy privately held companies and rights to potential future milestone payments, as well as our warrants of Potbelly Corporation and options and restricted common stock of Synchronoss Technologies, Inc. which are securities of publicly traded companies. Because there is typically no public or readily ascertainable market for our securities of our legacy privately held companies, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Additionally, inputs may become available after a financial statement date that could result in a material change in value at a future financial statement date from the value reported in the current financial statements. Any changes in valuation are recorded in the Company's Consolidated Statement of Operations as "Change in unrealized appreciation (depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries at the time of each investment, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of June 30, 2024, our largest 10 investments by value accounted for approximately 90 percent of the value of our investment portfolio. Our largest three investments, by value, Potbelly Corporation, Synchronoss Technologies, Inc., and comScore, Inc., accounted for approximately 20 percent, 17 percent and 12 percent, respectively, of our investment portfolio at June 30, 2024. Potbelly Corporation, Synchronoss Technologies, Inc. and comScore, Inc. are publicly traded companies.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates.

Foreign Currency Risk

We may from time to time invest in securities that are denominated in foreign currencies. As of June 30, 2024, our investments were not subject to foreign currency risk as they were all denominated in U.S. dollars.

NOTE 4. FAIR VALUE OF INVESTMENTS

At June 30, 2024, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	June 30, 2024
Legacy Privately Held Equity and Equity-Related Securities:
Preferred Stock	$0	$0	$185,974	$185,974
Common Stock	0	0	15,091	15,091
LLC Interests	0	0	100,000	100,000

Publicly Traded Equity and Equity-Related Securities:
Common Stock	$44,941,341	$90,262	$0	$45,031,603
Money Market Mutual Fund - Institutional Class Shares	131,228	0	0	131,228
Warrants/ Stock Options	0	0	296,038	296,038
Total Investments:	$45,072,569	$90,262	$597,103	$45,759,934

Other Financial Instruments:
Rights to Milestone Payments	$0	$0	$69,459	$69,459
Total Financial Assets:	$45,072,569	$90,262	$666,562	$45,829,393

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of June 30, 2024	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Price Per Share	$0.30 ($0.30)
			Public Comparable Adjustment (Including Non-Performance Risk)	89.7% (89.7%)
			Volatility	135.9% (135.9%)
Preferred Stock	$185,974	Income Approach	Time to Exit / Cash Flows (Years)	5.0 (5.0)
Common Stock	15,091	Market Approach	Price Per Share	$0.01 ($0.01)
LLC Interests	100,000	Market Approach	Bid/Ask	$120,000 ($120,000)
			Volatility	46.0% - 77.0% (48.1%)
Warrants/Stock Options	296,038	Income Approach	Time to Exit (Years)	1.6 - 6.4 (1.9)
			Probability of Achieving Independent Milestones	5.0% (5.0%)
			Probability of Achieving Dependent Milestones	2.4% - 3.7% (3.1%)
Rights to Milestone Payments	69,459	Income Approach	Time to Cash Flows (Years)	2.5 - 4.5 (3.5)
Total	$666,562

(a) Weighted average based on fair value at June 30, 2024.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, LLC Interests, and Common Stock

Preferred stock, LLC interests, and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Warrants and Stock Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and stock options held in our portfolio unless there is a publicly traded active market for such securities or another indication of value such as a sale of the portfolio company or an expectation that we may exercise the security prior to expiration. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Common Stock and Common Units."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. We are entitled to potential future payments from the acquisition of TARA Biosystems, Inc. by Valo Health, LLC. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

There were no changes in valuation approaches during the period ended June 30, 2024.

The following chart shows the components of change in the financial assets categorized as Level 3 for the period ended June 30, 2024:

	Beginning Balance 1/1/2024	Total Realized Gains (Loss) Included in Changes in Net Assets		Transfers	Total Unrealized (Depreciation) Appreciation Included in Changes in Net Assets	Investments in Portfolio Companies	Disposals and Settlements	Ending Balance 6/30/2024	Amount of Total Appreciation (Depreciation) for the Period included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date

Preferred Stock	$319,975	$(597,307)	1	$0	$577,360	$0	$(114,054)	$185,974	$(15,465)

Common Stock	15,091	0		0	0	0	0	15,091	0

LLC Interests	150,000	0		0	(50,000)	0	0	100,000	(50,000)

Warrants/Stock Options	480,114	(112,854)	1	0	(71,222)	0	0	296,038	(184,076)

Rights to Milestone Payments	1,356,391	161,513	1	0	(137,134)	0	(1,311,311)	69,459	(137,134)

Total	$2,321,571	$(548,648)		$0	$319,004	$0	$(1,425,365)	$666,562	$(386,675)

1 Represents realized gains or gross realized losses.

NOTE 5. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of June 30, 2024.

Industry	Value as of June 30, 2024	% of Net Assets	Value as of June 30, 2024	% of Net Assets
Advertising			$5,677,916	12.6%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	5,677,916	12.6%
Application Software			8,059,649	17.9%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	8,059,649	17.9%
Asset Management & Custody Banks			100,000	0.2%
Unaffiliated Portfolio Companies	100,000	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			4,242,947	9.4%
Unaffiliated Portfolio Companies	4,242,947	9.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Construction Machinery & Heavy Trucks			2,119,363	4.7%
Unaffiliated Portfolio Companies	2,119,363	4.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Manufacturing Services
Unaffiliated Portfolio Companies	1,591,088	3.5%	1,591,088	3.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			185,974	0.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	185,974	0.4%
Health Care Technology			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Interactive Media & Services			763,218	1.7%
Unaffiliated Portfolio Companies	763,218	1.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Internet Services & Infrastructure			3,226,437	7.2%
Unaffiliated Portfolio Companies	3,226,437	7.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			84,550	0.2%
Unaffiliated Portfolio Companies	84,550	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			9,451,048	21.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	9,451,048	21.0%
Steel			3,485,833	7.7%
Unaffiliated Portfolio Companies	3,485,833	7.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			6,097,409	13.5%
Unaffiliated Portfolio Companies	6,097,409	13.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of June 30, 2024	% of Net Assets	Value as of June 30, 2024	% of Net Assets
Trading Companies & Distributors			$612,733	1.4%
Unaffiliated Portfolio Companies	$612,733	1.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Total	$45,698,165		$45,698,165

NOTE 6. DERIVATIVES

During the period ended June 30, 2024, the Company did not purchase or sell any derivative securities. The Company was assigned all economic benefit for options for the purchase of Common Stock and restricted stock units of Synchronoss Technologies, Inc., that were issued to Kevin M. Rendino, Chairman, Chief Executive Officer and Portfolio Manager of the Company for his service on the Board of Directors of Synchronoss Technologies.

The following table presents the effect of derivatives held during the period ended June 30, 2024, along with the respective location in the consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES:

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26 (acquired 2/10/21)	Investments	$276,179	--	--

Stock Options for the purchase of Common Stock of Synchronoss Technologies, Inc. expiring 12/4/30 (acquired 12/4/23)	Investments	19,859	--	--

CONSOLIDATED STATEMENT OF OPERATIONS:

Derivatives	Location	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	$0	$(191,306)

Warrants for the purchase of Common Stock of Magnolia Neurosciences Corporation expiring 8/3/28	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	(112,854)	112,854

Stock Options for the purchase of Common Stock of Synchronoss Technologies, Inc. expiring 12/4/30	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	7,230

NOTE 7. OFFICERS' AND BOARD OF DIRECTORS' COMPENSATION

The aggregate compensation (salaries, 401(k) employer match, medical and dental benefits) paid by the Company during the period ended June 30, 2024, to its officers amounted to approximately $0.7 million. As of June 30, 2024, there is no accrual for deferred bonuses for time-elapsed portion as in prior years.

The aggregate compensation paid by the Company to the independent members of its Board of Directors during the period ended June 30, 2024 was $116,250.

Certain officers and directors currently and may in the future serve as members of the board of directors of our portfolio companies, including our controlled portfolio companies. These officers and directors do not receive any compensation for serving in such roles directly from the portfolio companies. Any such cash compensation paid by portfolio companies to members of their respective boards of directors is paid directly to the Company. In the case of securities-based compensation (restricted stock or stock options), the officer or director due such compensation assigns all beneficial interest, including but not limited to economic benefit and voting control, to such securities over to the Company.

NOTE 8. EMPLOYEE BENEFITS

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the period ended June 30, 2024, the Compensation Committee approved a 100 percent match, which amounted to approximately $53,500.

Medical Benefit Retirement Plan

We historically administered a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, attained certain years of service with us and a certain age (the "Medical Benefit Retirement Plan"). On April 27, 2017, the Board of Directors terminated the plan. The termination does not affect benefits accrued by former employees who are grandfathered under the former terms of the plan, and the termination of the plan does not affect benefits accrued by certain former employees who were grandfathered under the amended terms of the plan. The Medical Benefit Retirement Plan was terminated for all other employees. At June 30, 2024, we had $479,235 accrued for accumulated post-retirement benefit obligation for certain of these former employees, which is included in "Post-retirement plan liabilities" on the Company's Consolidated Statement of Assets and Liabilities.

Executive Mandatory Retirement Benefit Plan

On May 5, 2011, the Board of Directors terminated the Amended and Restated Executive Mandatory Retirement Benefit Plan. Our former President accrued benefits under this plan prior to his retirement, and the termination of this plan has no impact on his accrued benefits. At June 30, 2024, we had $131,904 accrued for benefits for this former employee under the plan, which is included in "Post-retirement plan liabilities" on the Company's Consolidated Statement of Assets and Liabilities.

NOTE 9. INCOME TAXES

The Company filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2015, as well as 2017 and 2019. The Company did not qualify as a RIC under Subchapter M of the Code in 2016, 2018, 2020, 2021, 2022 and 2023. The Company did not have net taxable income in any of 2016, 2018, 2020, 2021, 2022 or 2023, so the failure to qualify as a RIC did not result in a tax liability for the Company. Under the Code, if the Company fails to qualify as a RIC three years in a row, it would be subject to taxation as a C-Corporation on built-in gains should realization of those gains occur within five years of the date of the last annual failure even if the Company qualified as a RIC in a future year.

As of June 30, 2024, the Company did not qualify as a RIC, and will therefore be taxed as a C-Corporation in 2024, as a result of failing certain Diversification Tests. The failure to qualify as a RIC in 2024 will be the fifth year in a row that such qualification was not attained. As of June 30, 2024, the Company did not have any built-in gains that would be subject to taxation as a C-Corporation should the Company qualify as a RIC in a future year. Additionally, should the Company qualify as a RIC in a future year, it would be required to distribute any accumulated and undistributed ordinary income and/or undistributed long-term capital gains. As of June 30, 2024, the Company did not have any undistributed ordinary income and/or undistributed long-term capital gains. As a C-Corporation, the Company is permitted to use historical operating loss carryforwards to offset income and gains for tax purposes.

The Company's status as a RIC is irrevocable, but qualification is measured both quarterly and annually. Given the Company's status as a RIC and that the ability or inability to use such operating loss carryforwards depends on qualification metrics measured in each taxable year separate from prior years, the Company does not include a deferred tax asset and valuation allowance on deferred tax asset on its Consolidated Statement of Assets and Liabilities.

Under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might act in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. We will fail to qualify for RIC tax treatment for a taxable year if we do not satisfy the 90 percent Income Test, the Diversification Tests or Annual Distribution Requirement for such year. In the event we do not satisfy the 90 percent Income Test, Diversification Tests or the Annual Distribution Requirement for any taxable year, we will be subject to federal tax with respect to all our taxable income, whether or not distributed. In addition to the corporate tax that would be paid by the Company, all our distributions to shareholders in that situation generally will be taxable as ordinary dividends and generally subject to up to a 30 percent withholding tax if received by a non-U.S. shareholder, although such dividends may qualify for long-term capital gain treatment as "qualified dividends" for U.S. shareholders meeting certain holding period requirements. If the aggregate values of our non-qualifying assets remain below 50 percent of total assets and no non-qualifying asset represents more than 25 percent of the total assets, we will continue to pass the Diversification Tests. Rather than selling portfolio companies that are performing well in order to pass our RIC Diversification Tests, we may opt instead not to qualify as a RIC. We will choose to take such action only if we believe that the result of the action will benefit the Company and our shareholders.

For federal tax purposes, the Company’s 2020 through 2022 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for New Jersey state tax purposes, the Company’s 2019 through 2022 tax years remain open for examination by the tax authorities under a four-year statute of limitations. The Company will file its 2023 federal and state taxes.
For the period ended June 30, 2024, the Company recorded a consolidated expense of $199 in federal, state and local income taxes.
As of June 30, 2024, the Company's net unrealized depreciation of $35,369,441 was comprised of unrealized depreciation of $38,981,283 and unrealized appreciation is $3,611,842. The book cost of investments is $81,198,834. As of June 30, 2024, the Company's net tax unrealized depreciation of $28,702,992 was comprised of tax unrealized depreciation of $39,311,335 and tax unrealized appreciation is $10,608,343. The tax cost of investments is $79,321,229. As of June 30, 2024, the Company was in a loss position and therefore did not have any undistributed ordinary income and/or undistributed long-term capital gains.
As of December 31, 2023, we had post-enactment loss carryforwards under the provisions of the Regulated Investment Company Modernization Act of 2010 (the "Act") in aggregate of $19,789,848, long term. Capital losses for the year ended December 31, 2023, were $5,695,394. As of December 31, 2023, we had cumulative capital losses, which were derived during years when the Company failed as a RIC, totaling $6,767,387, which may be carried back 3 years or carried forward 5 years. Capital losses when the Company failed as a RIC of $1,919,139 was expired in 2023. As of December 31, 2023, we had cumulative capital losses, which were derived during years when the Company qualified as a RIC, totaling $13,022,461. Post-enactment losses have no expiration date in years where we qualify as a RIC.
On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "2017 Act") was enacted, which among other changes, lowered the tax rates for corporations and how future loss carryforwards can be used against future gains. The change of the federal corporate tax rate from 35 percent to 21 percent in the 2017 Act may impact future decisions regarding the issuance of deemed dividends should the Company failed to qualify as a RIC under Subchapter M of the Code and be in a net taxable gain position on investments.
NOTE 10. COMMITMENTS AND CONTINGENCIES

Portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in outcomes that negatively impact the value of the Company's securities of those portfolio companies.

On November 17, 2021, the Company signed a lease extension through December 31, 2024. On June 11, 2024, the Company signed an extension of its lease to December 31, 2025, under substantially similar terms of its original lease. Upon an event of default, the lease provides that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 11. PORTFOLIO PURCHASES AND SALES

During the period ended June 30, 2024:

Company	Purchases/Cost	Sales Proceeds/Distributions
Ascent Industries Co.	$533,085	$0
Aviat Networks, Inc.	2,571,617	755,556
Brightcove, Inc.	2,402,187	143,434
Commercial Vehicle Group, Inc.	589,174	0
comScore, Inc.	1,190,460	0
D-Wave Quantum, Inc.	0	139,506
Hudson Technologies, Inc.	639,950	0
Intevac, Inc.	7,655	113,236
Lantronix, Inc.	1,508,547	1,098,869
Mama's Creations, Inc.	0	3,316,833
Potbelly Corporation	890,819	3,688,567
Quantum Corporation	504,633	0
Rayonier Advanced Materials, Inc.	0	2,003,300
RF Industries Ltd.	18,676	0
Synchronoss Technologies, Inc.(1)	253,404	0
Miscellaneous Common Stocks(2)	58,706	45,857
Total Publicly Traded Equity and Equity-Related Securities Purchases and Sales Proceeds	$11,168,913	$11,305,158

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc.	$0	$1,311,311
Magnolia Neurosciences Corporation	0	114,054
Total Legacy Privately Held Equity and Equity-Related Securities Cost and Distributions	$0	$1,425,365
Total Purchases/Cost and Sales Proceeds/Distributions	$11,168,913	$12,730,523

(1) During the period ended June 30, 2024, the Company received restricted stock units from Synchronoss Technologies, Inc. ("SNCR") which were issued to the Company for Kevin Rendino's service on the Board of Directors of SNCR. These restricted stock units had a cost basis of $77,040 on the date the restricted stock units vested. Amounts related to restricted stock units are also presented as "Board fee from portfolio companies - non-cash" on the Company's Consolidated Statement of Cash Flows.

(2) Miscellaneous Common Stocks are unrestricted common stocks of publicly traded companies that the Company has not disclosed publicly.

NOTE 12. SHARE REPURCHASE PROGRAM

On February 16, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice will be mailed on or about February 24, 2024. On May 10, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock. As of June 30, 2024, no repurchases under this reauthorization have occurred.

NOTE 13. RELATED PARTY TRANSACTIONS

We have historically provided managerial assistance to some of our portfolio companies, including serving as members of the board of directors. In certain cases, we receive fees for providing such assistance. During the period ended June 30, 2024, we received fees totaling $32,500 in cash and $77,040 in non-cash, included in the Company's Consolidated Statement of Operations in "Board fees from portfolio companies."

NOTE 14. SUBSEQUENT EVENTS

Management of the Company has evaluated subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements. Management does note the following:

On August 5, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice is expected to be mailed on or about August 26, 2024.

On July 20, 2024, the Company issued a press release noting that its Chief Executive Officer and Co-Portfolio Manager, Kevin M. Rendino, was involved in an accident and was receiving treatment for his injuries. The Company affirms that Mr. Rendino has resumed his roles and responsibilities in full.

NOTE 15. INVESTMENTS AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2023	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2024
NON-CONTROLLED AFFILIATED LEGACY PRIVATELY HELD EQUITY & EQUITY-RELATED SECURITIES(E):
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$105,304	$0	$(3,122)	$(3,122)	$102,182
	Series Seed-2 Convertible Preferred Stock	0	0	37,818	0	(1,436)	(1,436)	36,382
	Series A-2 Convertible Preferred Stock	0	0	58,317	0	(10,907)	(10,907)	47,410
HALE.life Corporation	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Series Seed-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series Seed-2 Convertible Preferred Stock	0	0	0	0	0	0	0
Total Non-Controlled Affiliated Legacy Privately Held Equity & Equity-Related Securities		$0	$0	$201,439	$0	$(15,465)	$(15,465)	$185,974

NON-CONTROLLED AFFILIATED PUBLICLY TRADED EQUITY & EQUITY-RELATED SECURITIES(E):
comScore, Inc.	Common Stock	$0	$0	$5,481,909	$196,007	$0	$(994,453)	$5,677,916
Potbelly Corporation	Common Stock	$0	$2,516,053	$13,919,046	$0	$(4,744,177)	$(4,462,482)	$9,174,869
	Warrants for Common Stock	0	0	467,485	0	(191,306)	(191,306)	276,179
Synchronoss Technologies, Inc.	Common Stock	$0	$0	$5,134,732	$2,814,796	$0	$2,638,432	$7,949,528
	Common Stock - Restricted	0	0	0	90,262	0	13,222	90,262
	Options for Common Stock	0	0	12,629	7,230	0	7,230	19,859
		$0	$2,516,053	$25,015,801	$3,108,295	$(4,935,483)	$(2,989,357)	$23,188,613
Total Non- Controlled Affiliated Publicly Traded Equity & Equity-Related Securities		$0	$2,516,053	$25,217,240	$3,108,295	$(4,950,948)	$(3,004,822)	$23,374,587

(A)Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of June 30, 2024.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended June 30, 2024.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities
comScore, Inc.		Advertising
Common Stock	(L1)		400,135	$13,365,642	$5,677,916
Potbelly Corporation		Restaurants
Common Stock	(L1)		1,142,574	$5,816,897	$9,174,869
Synchronoss Technologies, Inc.		Application Software
Common Stock	(L1)		854,788	$12,933,202	$7,949,528
Common Stock - Restricted	(M) (L2)		12,000	77,040	90,262
				$13,010,242	$8,039,790
Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (50.8%)				$32,192,781	$22,892,575

Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$102,182
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1476668	500,000	36,382
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	47,410
				$2,100,000	$185,974
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				$4,396,930	$0

Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (0.4%)				$6,496,930	$185,974

Non-Controlled Affiliated Derivative Securities
Potbelly Corporation		Restaurants
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$276,179

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Non-Controlled Affiliated Derivative Securities
Synchronoss Technologies, Inc.		Application Software
Stock Options for Common Stock Expiring 12/4/30 (acquired 12/4/23)	(I) (L3)		3,334	$0	$19,859
Total Non-Controlled Affiliated Derivative Securities (0.7%)				$224,849	$296,038

Total Non-Controlled Affiliated Equity & Equity Related Securities (51.9%)				$38,914,560	$23,374,587

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains the privacy policies of 180 Degree Capital Corp. and its affiliates. This notice supersedes any other privacy notice you may have received from 180 Degree Capital Corp.

Generally, we do not receive any non-public personal information relating to our shareholders, although certain non-public personal information of our shareholders may become available to us. We maintain physical, electronic, and procedural safeguards, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. When the Company shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. We do not permit use of shareholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

We do not share this information with any non-affiliated third party except as described below.

•180 Degree Capital Corp. and affiliate employees. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Annual Meeting of Shareholders

    The Company held its Annual Meeting of Shareholders on April 15, 2024. The following votes were cast for directors:

	For	% Voted For	Withheld	% Vote Withheld
Stacy R. Brandom	6,560,517	94.4%	391,454	5.6%
Kevin M. Rendino	6,607,460	95.0%	344,511	5.0%
Richard P. Shanley	6,569,953	94.5%	382,018	5.5%
Parker A. Weil	6,572,294	94.5%	379,677	5.5%
Daniel B. Wolfe	6,602,549	95.0%	349,422	5.0%

    The following votes were cast to ratify EisnerAmper LLP as the Company's independent public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain
6,663,292	54,571	234,108
66.7%	0.5%	2.3%

Proxy Voting

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

A description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling the Company toll-free at 833-293-1769 and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company's Forms N-PORT are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Management of 180 Degree Capital Corp.*

Name, Address and Age	Position Held with Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors and Executive Officers
Kevin M. Rendino[1] 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 57	Chairman, Chief Executive Officer and Portfolio Manager	Chief Executive Officer and Portfolio Manager: March 2017 to present; Member of the Board: June 2016 to present	N/A	N/A	Synchronoss Technologies, Inc.
Daniel B. Wolfe 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 47	President, Chief Financial Officer and Chief Compliance Officer	President: January 2009 to present; Chief Financial Officer and Chief Compliance Officer: July 2016 to present; Portfolio Manager and Member of the Board: March 2017 to present	N/A	N/A	None
Independent Directors
Stacy R. Brandom[2,3,4,5] 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 66	Independent Director	January 2014 to present	Chief Financial Officer of Save the Children U.S. (June 2015 to March 2019)	N/A	None
Richard P. Shanley[2,3,4,5,6] 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 77	Independent Director	March 2007 to present	N/A	N/A	None
Parker A. Weil[2,3,4,5] 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 58	Independent Director	July 2017 to present	Vice Chairman of Investment Banking at TD Cowen (Since August 2018)	N/A	None

Name, Address and Age	Position Held with Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Other Executive Officers
Robert E. Bigelow 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 56	Vice President, Head of Fund Development	October 2017 to present	N/A	N/A	None
Alicia M. Gift 7 N. Willow Street, Suite 4B Montclair NJ 07042 Age 47	Senior Controller, Secretary and Treasurer	Senior Controller: June 2016 to present; Secretary and Treasurer July 2017 to present	N/A	N/A	None

    1. Chairman of the Board 2. Member of Audit Committee    3. Member of Valuation Committee
4. Member of Compensation Committee 5. Member of Nominating Committee 6. Lead Independent Director

* The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 973-746-4500 or email ir@180degreecapital.com.

7 N. Willow Street, Suite 4B
Montclair, New Jersey 07042
Phone: 973-746-4500 Fax: 973-746-4508
Website: www.180degreecapital.com Email: ir@180degreecapital.com

Counsel: Proskauer Rose LLP
Independent Registered Public Accounting Firm: EisnerAmper LLP
Custodian of Securities: US Bank, N.A.
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, New York 11219
877-260-8188
Website: www.equiniti.com/us Email: info@equiniti.com

HOUSEHOLDING OPT-OUT NOTICE

To reduce expenses, we may only mail one copy of the 180 Degree Capital Corp.'s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are not a direct shareholder (i.e., you hold your shares of us in a brokerage account), please contact your financial institution to opt out of householding. If you are a direct shareholder (i.e., you hold your shares of us at our transfer agent) and wish to receive individual copies of these documents, please call us toll-free at 833-293-1769. We will begin sending you individual copies thirty days after receiving your request.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee List of Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)    The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)    Not applicable to this semi-annual report.

(b)    There have been no changes to the portfolio managers identified in the most recent filed annual report on Form N-CSR for 180 Degree Capital Corp.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Year 2024	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
01/01 - 01/31	0	$0	0	$5,000,000
02/01 - 02/28	0	0	0	5,000,000
03/01 - 03/31	0	0	0	5,000,000
04/01 - 04/30	0	0	0	5,000,000
05/01 - 05/31	0	0	0	5,000,000
06/01 - 06/30	0	0	0	5,000,000
Total	0		0

(d)    On February 16, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice will be mailed on or about February 24, 2024. On May 10, 2024, our Board reauthorized the repurchase of up to $5 million of the Company's common stock. As of June 30, 2024, no repurchases under this reauthorization have occurred.

Item 10. Submission of Matters to a Vote of Shareholders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated March 1, 2024.

Item 11. Controls and Procedures.

(a)    Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)    The Code of Conduct is available on the Company's website at https://ir.180degreecapital.com/governance-docs.

(a)(2)    Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

The Company's Clawback Policy is attached hereto as Exhibit 99.1

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)    Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: August 19, 2024

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: August 19, 2024		Date: August 19, 2024